                                                                      EXHIBIT 99
                                                                      ----------

[TELXON LOGO]
                                                                    NEWS RELEASE

                  TELXON REPORTS FY99 Q4 AND YEAR-END RESULTS

         AKRON, OHIO, July 14, 1999 - - Telxon Corporation (Nasdaq: TLXN), a world leader in delivering quality, innovative solutions for mobile information and wireless communications systems, today reported results for its fourth quarter and fiscal year ended March 31, 1999.

         For the quarter ended March 31, 1999, the company recorded revenues of $77.1 million and a net loss of $84.7 million, or $5.27 per share (diluted), as compared to revenues of $131.4 million and net income of $4.6 million, or $.29 per share (diluted), in the year earlier quarter. The fiscal 1999 fourth quarter net loss includes $23.6 million of adjustments related to the company's previously announced program to discontinue certain of its products, and $7.3 million related to provisions for excess and obsolete inventories. The fourth quarter results also include severance of $3.6 million, bad debt provisions of $3.7 million, non-cash compensation expense related to stock options in its Aironet subsidiary of $3.4 million, and charges relating to a reduction in the carrying value of investments of $2.1 million.

         For the fiscal year ended March 31, 1999, Telxon reported a net loss of $137.0 million, or $8.50 per share (diluted), as compared to net income of $8.2 million, or $.50 per share (diluted), for fiscal 1998. Revenues were $388.3 million, as compared to revenues of $463.2 million last year. The fiscal 1999 revenues reflect the absence of a $30.0 million sale to a major domestic retail customer recorded in fiscal 1998 as well as the cancellation in December 1998 of a $13.0 million order by a large logistics company. Revenues were further affected by increases to the company's reserve for sales returns and allowances of $11.7 million and the deferral of revenues of $12.5 million related to extended product roll-outs. Revenues of $10.4 million were also deferred as a result of delays in customer acceptance of products delivered. Finally, revenues were negatively impacted by the delay of revenue recognition for $8.0

Telxon Corporation/3330 West Market Street/P.O. Box 5582/Akron, Ohio 44334-0582
                 800.800.8001/Fax 330.664.2058/www.telxon.com


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million of goods shipped subject to the company's guarantee of customer lease payments to the third party lessors.

         The fiscal 1999 net loss includes charges of $37.4 million for inventory obsolescence, $9.8 million in under-absorbed manufacturing overhead costs due to decreased volumes and manufacturing inefficiencies, $3.0 million of material rework and repair costs, $2.0 million of excess warranty repair costs, $7.8 million for bad debt provisions, and $8.1 million for costs incurred in response to takeover and proxy contest proposals and in terminated discussions of proposed business combination transactions.

         The fiscal 1999 tax provision of $17.4 million reflects a valuation allowance of $10.1 million established against the net deferred tax asset at the beginning of the year and foreign income taxes of $5.2 million. No tax benefit has been recognized for the fiscal 1999 net operating loss.

         John W. Paxton, Telxon's chairman and CEO, said, "We appreciate the patience that our investors and business partners have shown as we have worked diligently to release our fourth quarter and year-end results. As we mentioned earlier, our fiscal 1999 year-end closing was complicated by the sorting out of the effects of the company's previously announced restatements. Although we are able today to release the results for the period, we will require additional time to complete our fiscal 1999 10-K for filing."

         Paxton continued, "As we indicated earlier, we have seen revenue growth during the first quarter of fiscal 2000, and we are anticipating quarter-to-quarter sequential growth for the remainder of the year. For the first quarter, we expect to report revenues in the mid $90 million range, which will include growth in both domestic and international operations. Our new management team is in place, we continue to work aggressively on our previously announced potential financing transactions, and we remain focused on executing our strategic plan to stabilize the company and position it for future growth."

         The company will host a conference call for analysts on Tuesday, July 20 to discuss its fiscal 1999 Q4 and year-end results.


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         Telxon Corporation is a leading global designer and manufacturer of wireless and mobile information systems for vertical markets. The company integrates advanced mobile computing and wireless data communication technology with a wide array of peripherals, application-specific software and global customer services for its customers in more than 60 countries. Telxon's website address is: www.telxon.com.

         Other than the historical financial information reported above, this news release constitutes forward-looking statements that are inherently subject to risks and uncertainties which could cause Telxon's actual or restated results or other future events pertaining to the company to differ materially from the forward-looking statements. The important factors affecting the realization of those results or the occurrence of those events include, without limitation, the level of customer demand for the company's products, the company's ability to timely obtain contemplated financing on acceptable terms and in adequate amounts, the continued adequacy of the company's internal and external sources of working capital in the interim, and the ability of the company's executive management to successfully implement its strategic plan to stabilize and grow the company, as well as general and industry-specific economic conditions, competitive pressures and rapid technological change. Reference should be made to the discussion of these and other factors affecting Telxon's business and results as included from time to time in the company's filings with the Securities and Exchange Commission.

                                      # # #

For more information:
Alex L. Csiszar
Vice President, Investor and Public Relations
Telxon Corporation
(330) 664-2961


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Telxon Corporation and Subsidiaries

CONSOLIDATED BALANCE SHEET
--------------------------
(In thousands, except per share data)

                                                                     MARCH 31,       MARCH 31,
                                                                       1999             1998
                                                                   ------------     ------------
                                                                   (UNAUDITED)       (UNAUDITED
                                                                                       AND AS
                                                                                      RESTATED)
ASSETS

Current assets:
          Cash and cash equivalents                                 $  22,459         $  27,500
          Accounts receivable, net                                     84,500           121,932
          Notes and other accounts receivable                           4,015            15,753
          Inventories                                                 129,049           109,935
          Prepaid expenses and other                                    9,029            16,084
                                                                    ---------         ---------
               Total current assets                                   249,052           291,204
Property and equipment, net                                            69,557            53,969
Intangible and other assets, net                                       30,235            33,292
                                                                    ---------         ---------
               Total                                                $ 348,844         $ 378,465
                                                                    =========         =========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
          Notes payable                                             $  68,567         $   3,000
          Capital lease obligations due within one year                   525               968
          Accounts payable                                             64,966            58,634
          Income taxes payable                                          6,434             3,466
          Accrued liabilities                                          74,285            41,988
                                                                    ---------         ---------
               Total current liabilities                              214,777           108,056
Capital lease obligations                                               1,435             1,876
Convertible subordinated debentures                                   106,913           107,224
Other long-term liabilities                                             5,446             6,867
                                                                    ---------         ---------
               Total                                                  328,571           224,023

Minority interest                                                       3,307             1,287

Stockholders' equity:
          Preferred Stock, $1.00 par value per share;
             500 shares authorized, none issued                             -                 -
          Common Stock, $.01 par value per share;
             50,000 shares authorized, 16,234
             and 16,219 shares issued                                     162               162
          Additional paid-in capital                                   87,029            87,489
          Retained (deficit) earnings                                 (61,977)           75,267
          Equity adjustment for foreign currency translation           (5,464)           (4,929)
          Unearned restricted stock awards                                (82)             (493)
          Treasury stock;  78 and 162 shares of common stock
             at cost                                                   (1,423)           (3,062)
          Notes related to sale of subsidiary stock                    (1,279)           (1,279)
                                                                    ---------         ---------
               Total stockholders' equity                              16,966           153,155
                                                                    ---------         ---------
               Total                                                $ 348,844         $ 378,465
                                                                    =========         =========


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Telxon Corporation and Subsidiaries

CONSOLIDATED STATEMENT OF OPERATIONS
------------------------------------
(In thousands, except per share data)

                                                                THREE MONTHS                        TWELVE MONTHS
                                                          ---------------------------         ---------------------------
                                                                ENDED MARCH 31,                     ENDED MARCH 31,
                                                          ---------------------------         ---------------------------
                                                            1999              1998              1999              1998
                                                          ---------------------------         ---------------------------
                                                                 (UNAUDITED)                         (UNAUDITED)
                                                                               AS                                  AS
                                                                             RESTATED                           RESTATED
Revenues:
  Product                                                 $  56,391         $ 111,881         $ 305,380         $ 386,410
  Customer service                                           20,692            19,508            82,914            76,746
                                                          ---------         ---------         ---------         ---------
          Total revenues                                     77,083           131,389           388,294           463,156

Cost of revenues:
  Product                                                    76,596            64,166           241,265           227,850
  Customer service                                           14,704            13,125            55,078            48,836
                                                          ---------         ---------         ---------         ---------
          Total cost of revenues                             91,300            77,291           296,343           276,686

Gross (loss) profit:
  Product                                                   (20,205)           47,715            64,115           158,560
  Customer service                                            5,988             6,383            27,836            27,910
                                                          ---------         ---------         ---------         ---------
          Total gross (loss) profit                         (14,217)           54,098            91,951           186,470

Operating expenses:
  Selling expenses                                           28,410            22,329            96,109            82,054
  Product development and engineering
     expenses                                                13,878             8,974            42,986            37,500
  General and administrative expenses                        21,380            10,429            54,923            39,462
  Unconsummated business combination costs                        -                 -             8,070                 -
  Impairment charge                                               -             4,635                 -             6,069
                                                          ---------         ---------         ---------         ---------
         Total operating expenses                            63,668            46,367           202,088           165,085
                                                          ---------         ---------         ---------         ---------

          (Loss) income from operations                     (77,885)            7,731          (110,137)           21,385

Interest income                                                 232               316               801             1,573
Interest expense                                             (3,045)           (1,827)           (9,872)           (7,181)
                                                          ---------         ---------         ---------         ---------

          (Loss) income before other non-operating
             (expense) income  and income taxes             (80,698)            6,220          (119,208)           15,777

Other non-operating (expense) income                         (1,438)              950              (414)              625
                                                          ---------         ---------         ---------         ---------

          (Loss) income before income taxes                 (82,136)            7,170          (119,622)           16,402

Provision for income taxes                                    2,576             2,745            17,360             7,227
                                                          ---------         ---------         ---------         ---------

          (Loss) income before cumulative effect
             of accounting change                           (84,712)            4,425          (136,982)            9,175

Cumulative effect of an accounting change,
          net of taxes                                            -              (224)                -             1,016
                                                          ---------         ---------         ---------         ---------



Net (loss) income                                         $ (84,712)        $   4,649         $(136,982)        $   8,159
                                                          =========         =========         =========         =========

Net (loss) income per share before accounting change:
               Basic                                      $   (5.27)        $    0.28         $   (8.50)        $    0.58
                                                          =========         =========         =========         =========
               Diluted                                    $   (5.27)        $    0.27         $   (8.50)        $    0.56
                                                          =========         =========         =========         =========

Cumulative effect of an accounting change:
               Basic                                      $       -         $    0.01         $       -         $   (0.06)
                                                          =========         =========         =========         =========
               Diluted                                    $       -         $    0.01         $       -         $   (0.06)
                                                          =========         =========         =========         =========

Net (loss) income per share:
               Basic                                      $   (5.27)        $    0.30         $   (8.50)        $    0.52
                                                          =========         =========         =========         =========
               Diluted                                    $   (5.27)        $    0.29         $   (8.50)        $    0.50
                                                          =========         =========         =========         =========

Average number of common shares outstanding:
               Basic                                         16,072            15,708            16,108            15,809
               Diluted                                       16,072            16,255            16,108            16,317